SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) July 9, 2004, as amended on August 9, 2004

MELLON BANK, N.A.

(Originator of Mellon Bank Premium Finance Loan Master Trust)
(Exact name of Registrant as specified in its charter)

333-113957-02
and
United States	333-116609-02	25-0659306

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	ID Number)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST

(Exact name of Registrant as specified in its charter)

333-113957-01
and
New York	333-116609-01	51-0015912

(State or other jurisdiction of	(Commission	(IRS Employer ID
incorporation)	File Number)	Number)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON PREMIUM FINANCE LOAN OWNER TRUST

(Exact name of Registrant as specified in its charter)

333-113957-03
and
Delaware	333-116609-03	51-6522553

(State or other jurisdiction of	(Commission	(IRS Employer ID
incorporation)	File Number)	Number)

c/o Chase Manhattan Bank, USA, National Association
1201 N. Market Street
Wilmington, DE 19801
(302) 428-3372

Carl Krasik, Esq.
Mellon Financial Corporation
Suite 1910
500 Grant Street
Pittsburgh, Pennsylvania 15258-0001
(412) 234-5222

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON BANK PFL MASTER NOTE TRUST

(Exact name of Registrant as specified in its charter)

333-113957
and
Delaware	333-116609	51-6522553

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	ID Number)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

     The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

20. Revised Monthly Noteholders Statement

The revised Monthly Noteholders Statement reflects (i) the utilization of the correct LIBOR rate in the calculation of interest to be paid to Noteholders (previously reported as 1.52%, corrected to 1.51383%), (ii) the application of the interest rate to the Class C Investor Interest in calculating interest due the Class C Noteholders (previously the interest rate was erroneously applied to the Class D Investor Interest in calculating interest due the Class C Noteholders), which, together with the correction of the interest rate, changed the interest amount due Class C Noteholders from $11,187.60 to $18,596.66 and (iii) the utilization of the correct receivables collection period in calculating the portfolio’s monthly payment rate, which changed the rate from 21.22% to 24.51%.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON BANK, N.A., as Registrant
By:	/s/ MICHAEL A. BRYSON
	Name:	Michael A. Bryson
	Title:	Executive Vice President & Chief Financial Officer

MELLON PREMIUM FINANCE LOAN OWNER TRUST, as registrant By: Mellon Bank, N.A., as Administrator
By:	/s/ MICHAEL A. BRYSON
	Name:	Michael A. Bryson
	Title:	Executive Vice President & Chief Financial Officer

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST, as Registrant By: MELLON BANK, N.A., as Administrator
By:	/s/ MICHAEL A. BRYSON
	Name:	Michael A. Bryson
	Title:	Executive Vice President & Chief Financial Officer

MELLON BANK PFL MASTER NOTE TRUST, as Registrant By: MELLON BANK, N.A., as Administrator
By:	/s/ MICHAEL A. BRYSON
	Name:	Michael A. Bryson
	Title:	Executive Vice President & Chief Financial Officer

Dated: August 9, 2004

INDEX OF EXHIBITS

Exhibit No.	Document Description	Method of Filing

20	Revised Monthly Noteholders Statement	Filed herewith